SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
☒	Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Universal Security Instruments, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

☒	Fee previously paid with preliminary materials.

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SECOND NOTICE: WE NEED YOUR VOTE!

YOU OWN SHARES IN UNIVERSAL SECURITY INSTRUMENTS, INC. (USI) AND NOW IS THE TIME TO VOTE FOR YOU TO RECEIVE A CASH DISTRIBUTION.

USI’s Board of Directors is asking you to vote FOR the sale of our assets to Feit Electric, which could provide you with a cash dividend of $2.51–$2.58 per share — an 83% to 88% premium over the October 29, 2024 closing price, the day the sale agreement with Feit was signed.

WE CANNOT DISTRIBUTE THIS CASH DIVIDEND TO YOU WITHOUT THE REQUIRED VOTES.

We have not received enough responses to proceed but you still have time to vote.

USI’s Board of Directors recommends voting FOR:
☒The Asset Sale
☒The Plan of Dissolution
☒The Charter Amendment

Failure to vote FOR these proposals by the March 6 deadline could lead to a decline in our share price, delisting USI from the NYSE, limiting access to shareholder information and significantly reducing your ability to buy and sell shares.

Institutional Shareholder Services (ISS), the proxy advisory firm, recommended that you vote FOR the proposals.

HOW TO VOTE:

•	By calling 1-888-742-1305 (have ready your control number, which is printed on the proxy card accompanying this letter).
•	Online at www.investorvote.com/UUU (have ready your control number, which is printed on the proxy card accompanying this letter).
•	By checking the boxes, signing, and returning the proxy card included in the envelope provided.
•	By attending the reconvened Special Meeting in person on March 6, 2025.

If you have any questions about the proposals or how to vote, please contact Laurel Hill Advisory Group LLC at 1-888-742-1305.

The Proxy Statement previously sent to you contains important information; please read it carefully. Copies of the Proxy Statement are available for free through the Securities and Exchange Commission’s website at http://www.sec.gov. The Proxy Statement is also available at www.investorvote.com/uuu.

SECOND NOTICE: WE NEED YOUR VOTE!

YOU OWN SHARES IN UNIVERSAL SECURITY INSTRUMENTS, INC. (USI) AND NOW IS THE TIME TO VOTE FOR YOU TO RECEIVE A CASH DISTRIBUTION.

USI’s Board of Directors is asking you to vote FOR the sale of our assets to Feit Electric, which could provide you with a cash dividend of $2.51–$2.58 per share — an 83% to 88% premium over the October 29, 2024 closing price, the day the sale agreement with Feit was signed.

WE CANNOT DISTRIBUTE THIS CASH DIVIDEND TO YOU WITHOUT THE REQUIRED VOTES.

We have not received enough responses to proceed but you still have time to vote.

USI’s Board of Directors recommends voting FOR:
☒The Asset Sale
☒The Plan of Dissolution
☒The Charter Amendment

Failure to vote FOR these proposals by the March 6 deadline could lead to a decline in our share price, delisting USI from the NYSE, limiting access to shareholder information and significantly reducing your ability to buy and sell shares.

Institutional Shareholder Services (ISS), the proxy advisory firm, recommended that you vote FOR the proposals.

HOW TO VOTE:

•	By calling 1-800-652-VOTE (8683) (have ready your control number, which is printed on the proxy card accompanying this letter).
•	Online at www.investorvote.com/UUU (have ready your control number, which is printed on the proxy card accompanying this letter).
•	By checking the boxes, signing, and returning the proxy card included in the envelope provided.
•	By attending the reconvened Special Meeting in person on March 6, 2025.

If you have any questions about the proposals or how to vote, please contact Laurel Hill Advisory Group LLC at 1-888-742-1305.

The Proxy Statement previously sent to you contains important information; please read it carefully. Copies of the Proxy Statement are available for free through the Securities and Exchange Commission’s website at http://www.sec.gov. The Proxy Statement is also available at www.investorvote.com/uuu.